As filed with the U.S. Securities and Exchange Commission on January 2,2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders.

Miller/Howard Income-Equity Fund

Miller/Howard Drill Bit to Burner Tip® Fund

Annual Report

October 31, 2017

Advised by MHI Funds, LLC

Table of Contents

1	Income-Equity Fund Shareholder Letter
9	Drill Bit to Burner Tip® Fund Shareholder Letter
17	Expense Example
19	Income-Equity Fund Allocation of Portfolio Investments
20	Income-Equity Fund Schedule of Investments
23	Drill Bit to Burner Tip® Fund Allocation of Portfolio Investments
24	Drill Bit to Burner Tip® Fund Schedule of Investments
26	Statements of Assets and Liabilities
27	Statements of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
31	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Additional Information
45	Trustees and Officers
47	Privacy Policy
48	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2017 | Annual Report

Miller/Howard Income-Equity Fund Shareholder Letter
October 31, 2017

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the "Fund"). Our goal is to provide our shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in stocks that we view to exhibit strong dividend prospects and which we believe have the potential to raise those dividends in the future. The Fund applies a rigorous fundamental financial analysis to stock selection. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance criteria.

Market Summary1

During the Fund's fiscal year from November 1, 2016 through October 31, 2017, the overall equity market rallied, with the S&P 500 Index gaining +23.6% and the Russell 1000 Index gaining +23.7%. After the election of Donald Trump, the broad market enjoyed the prospects of fewer regulations, lower corporate and individual tax rates, and increased infrastructure spending under the new administration as well as optimism that OPEC's agreement to reduce crude oil production would support crude and natural gas prices. The market rally leveled off during March and April 2017, possibly as the realities of Washington politics were beginning to be felt. Investor optimism tempered seemingly after the decision to pull the first iteration of the new healthcare bill in March, after indications that it wouldn't receive enough votes to pass, but it seems as if optimism is returning.

From the beginning of the Fund's fiscal year through the end of February, there was an investor preference for value stocks over growth, but the indices swapped leadership early in 2017. The Russell 1000 Growth Index ended the period well ahead, with an increase of +29.7%, while the Russell 1000 Value Index returned +17.8%. Dividend income stocks were generally out of favor during the fiscal year period on fears of rising interest rates, with the NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with historically2 lower yields than our stocks generally), lagging the S&P 500 and Russell 1000 Index, posting a gain of +16.6%. The energy sector diverged from the broad market index (as represented by the S&P 500 Index and the Russell 1000 Index) rally starting in mid-December, and the S&P 1500 Energy Index returned 1.6% for the fiscal year period.

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Since the Fund's inception on 12/31/15.

October 31, 2017 | Annual Report 1

While the S&P 1500 Energy Index rose during in the five weeks following the election, it reversed course from mid-December 2016 through October 2017. West Texas Intermediate ("WTI") crude oil began the fiscal year at $46.86/bbl and ended the period at $54.38, +16.0% higher than 12 months prior. Following the OPEC production cut agreement at the end of November, WTI peaked at $54.45 and stayed within a range of $49 to $55 through early March. WTI price volatility increased, as disappointing inventory reports led to increasing skepticism around the OPEC cuts. As inventories began to draw down through the summer, crude oil prices stabilized. Henry Hub Natural Gas started at $3.03/MMBtu, and closed at $2.90/MMbtu on October 31, 2017, posting a decrease of -4.3% over the 12-month period. Henry Hub peaked at $3.93/MMbtu in late December, but two months of record warmth in February and March in the northeastern US put downward pressure on prices and demand.

Portfolio Performance

During the Fund's fiscal year from November 1, 2016 to October 31, 2017, the Fund's Class I shares returned +15.2% on net asset value per share (NAV) and the Fund's Adviser Share Class returned +15.1% based on NAV. The Fund lagged its benchmark, the Russell 1000 Index, which rose +23.7%, with underperformance driven by both individual stock selection and sector allocation.

The broad market rally since the November US elections drove strong performance of higher-beta stocks3 relative to lower-beta stocks, a headwind for performance as the Fund's underweight to higher-beta stocks detracted from relative returns. High-yielding stocks4 performed poorly in the period due to fears of rising interest rates, with the US Federal Reserve raising rates in December 2016 and March 2017 for the second and third time since the 2008 financial crisis. The underperformance of high-yielding stocks generally was also a headwind for our investment process of seeking to invest in stocks that provide a yield greater than the relevant index and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the Russell 1000 Index detracted from the Fund's performance.

The traditional defensive sectors of real estate, utilities, and consumer staples lagged during the Fund's fiscal year. These classic defensive sectors are where investors typically look for higher-yielding stocks, so we were pleased to see that our portfolio delivered positive absolute returns at a time when traditional yield sectors lagged. This is a result of our much greater diversification, stemming from a wider field of opportunity than is normally seen in yield-oriented portfolios. Our goal is to provide good returns when the predictable high yielders are doing well, but also when investors' sights have turned to more economically sensitive securities – we'll always try to hold both defensive and offensive stocks when possible.

3 High beta stocks are defined as those companies within the Russell 1000 that are in beta quintiles 4 and 5. Beta quintiles are calculated by separating the Russell 1000 Index holdings into five equal groups (lowest being quintile one and highest quintile five) based on each security's beta at the beginning of the stated time period. Beta quintile calculations and returns data are sourced from Bloomberg.

4 High-yielding stocks are defined as those companies within the Russell 1000 that are in dividend deciles six through ten. Dividend deciles are calculated by separating the Russell 1000 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg

2 Annual Report | October 31, 2017

Still, during the year, broad market returns were boosted by the leadership of information technology (IT) stocks. This group's rally within the indices has garnered a lot of attention; however, many of the outperforming names in the sector offer minimal income and fall outside our investable universe. Semiconductor and telecommunications equipment maker Qualcomm (QCOM) was the top detractor during the fiscal year. Qualcomm is facing headwinds from Apple's patent lawsuits and the Federal Trade Commission's antitrust complaint. Qualcomm's drama with Apple has continued for much of the year, with Qualcomm subsequently filing patent infringement complaints against Apple with the US International Trade Commission and a US Federal Court in early July. Qualcomm is well-positioned to benefit from the growth driven by 5G and the Internet of Things, and Qualcomm's current headwinds are better reflected in shares following recent weakness.

Also within IT, networking equipment and software company Cisco Systems (CSCO) rose over +15% during the Fund's fiscal year, but the stock detracted from relative returns as it lagged the benchmark and its sector. Despite favorable earnings reports during the 12-month period and +12% increase to its quarterly dividend, Cisco shares couldn't keep up with the strong performance of its IT peers.

Within the consumer space, L Brands (LB), a retailer of women's apparel and beauty products (through the brands Victoria's Secret and Bath & Body Works), was another top detractor from performance. L Brands continues to navigate its transition away from swimwear and apparel toward the more on-trend bralette and athleisure categories. Within the company, Bath & Body Works and PINK have continued to perform well, but Victoria's Secret has continued to face headwinds as the company works to lure shoppers from established competitors in these two new categories of bralettes and athleisure. Management did not declare a dividend increase nor a special dividend earlier in the year. We view management's decision as prudent since the turnaround has been difficult thus far.

Stock selection within the healthcare sector was mixed during the fiscal year. GlaxoSmithKline (GSK) shares had their largest monthly decline in nearly nine years in October after the company missed consensus expectations for earnings and revenues, and investor concerns about GSK potentially buying Pfizer's consumer health business. Merck's (MRK) non-small-cell lung cancer (NSCLC) drug Keytruda was approved using Phase II data in the US, and a Phase III study for Keytruda in NSCLC has been underway. However, Merck announced that the Phase III study results would be delayed until early 2019, and the company also disclosed that the European application for Keytruda in NSCLC would not be approved using Phase II data. Shares fell on the failed European application and the delay of the Phase III data.

After the presidential election last fall, pharmaceuticals company AbbVie (ABBV) rose nearly +15% in the first 10 days of November 2016 and was a top contributor to returns in the fiscal year. Later in 2017, AbbVie won a much-anticipated lawsuit protecting its patents on Humira, the most valuable drug in the world right now, and subsequently made a patent arrangement with Amgen, which had also been suing to have the right to make a biosimilar "Humira." Amgen clearly saw its legal ground slipping away, so the company arranged for a license but one that won't really go into gear until 2023. This gives AbbVie ample cash flows for at least five years

October 31, 2017 | Annual Report 3

and time to develop its fairly rich pipeline in the interim. We'd trimmed the stock after a previous rally, partly out of concern for the binary result of the law case. Now that risk has been removed.

In our investment process, the fundamental question our team seeks to answer is not, 'Will this meet a conventional notion of what a dividend stock should look like?' but instead, 'Is the dividend safe, and will it grow?' The technology sector is a prime example of breaking through the traditional "dividend sector" style box in our pursuit of quality companies generating stable dividends. Does anyone really believe we can live without our portable wireless devices anymore? Much of the investment community still doesn't consider mature tech to be a place to find good, stable, income-producing companies. We do, and it's an anomaly we'll continue to pursue. This diversification has been rewarded. During the fiscal year, the Fund's returns were led by Western Digital (WDC), a data storage company. The company reported strong EPS and revenues and continued to show strong business fundamentals throughout the period. In 1Q17, we trimmed to take profits and redeployed proceeds into other attractive opportunities.

Strong stock selection within the real estate sector also lifted portfolio returns. In particular, Digital Realty Trust (DLR) and DuPont Fabros Techology (DFT), two datacenter real estate investment trusts ("REITs"), benefited from positive market sentiment. Digital Realty increased its quarterly dividend by +5.7% in March, and reported two quarters with better than estimated funds-from-operations (a figure used by REITs to measure cash flow from their operations); we trimmed DLR on strength early in the year. DuPont Fabros rose after Digital Realty announced the acquisition of DFT's 12 data centers located in overlapping areas (Chicago, Silicon Valley, and Virginia). The close proximity of data centers will allow for cost synergies, and the combination provides DLR with greater resources to keep up with the performance demand of growing hyperscale customers. Cell phone tower REIT Crown Castle International (CCI) also contributed during the fiscal year. Last November, we bought Crown Castle at a discount after its secondary offering to fund its Fibernet acquisition. The acquisition increased CCI's fiber business by 40%, and we see solid growth prospects, an attractive yield, and solid dividend coverage.

Dividend growth is important to this portfolio because as income rises, an investor may expect the asset's price to increase commensurately – though other factors may enter into this equation in the short term. Thus we seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the reporting period, 84% of our stocks declared dividend increases, with individual increases averaging about +5% growth year-over-year, excluding special dividends, on an unweighted basis.

Looking Ahead

The Fed would like to tighten or "normalize" short rates, and we think there is room to do so. In our view, long rates are more important than short rates for equities. We've been in the "lower for longer" camp for nine years now, and we still hold that view. Demographic headwinds, excess capacity, and deflationary global and technological competition argue for more of the same on the long-term rate front, and by inference, for equities.

4 Annual Report | October 31, 2017

The current Washington debates are a mixed bag for our diversified strategy. Less regulation and rising interest rates could help financial stocks, but the final legislation for healthcare reform could negatively impact pharmaceutical stocks. Income tax reform could lessen the relative attractiveness of REITs and Master Limited Partnerships5 (MLPs), but could also improve after-tax returns of domestic companies and the cash available to pay dividends for multinationals.

In order to weather these challenges, we believe in having a large weight in companies involved with the essentials of life – those serving proven markets, companies that have survived the ups and downs of many economic cycles and will survive many more. The past year has favored many spicier names. But after the feeble bubble we're in deflates, we believe investors will favor real companies in real businesses earning cash now.

Ultimately, we still think that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time. Until we gain more clarity, we continue to look for higher yields and cash flows and safer balance sheets.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

5 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including pipeline transportation of gas, oil or other products.

October 31, 2017 | Annual Report 5

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Russell 1000 Index® measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index® and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index® represents approximately 92% of market capitalization of the US market.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

6 Annual Report | October 31, 2017

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index.

S&P Composite 1500® Energy Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

October 31, 2017 | Annual Report 7

Performance and Statistics

Miller/Howard Income-Equity Fund

October 31, 2017 (unaudited)

Total Returns

October 31, 2017 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	15.22%	n/a	20.83%	12/31/15
Adviser Class	15.12%	n/a	20.33%	12/31/15
Russell 1000 Index	21.23%	n/a	26.11%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call (845) 679-9166. In the current prospectus dated February 28, 2017, as revised October 10, 2017, the gross expense ratios for Class I and the Adviser Share Class are 2.09% and 28.43% respectively and the net expense ratios are 0.96% and 1.21% respectively. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 0.95% and 1.20% of the average daily net assets of the Class I and Adviser Share Class shares of the Fund, respectively. This agreement is in effect until September 12, 2018.

The Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

8 Annual Report | October 31, 2017

Miller/Howard Drill Bit to Burner Tip® Fund Shareholder Letter
October 31, 2017

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the "Fund"). Our goal is to provide our shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain, that appear to us to possess underappreciated value-generating assets, and/or that face sentimental headwinds despite sturdy underlying fundamentals.

The portfolio remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a consequence, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas. While the Fund's investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to rise over coming decades.

Market Summary1

The S&P 500 rallied 23.6% since the start of the Fund's fiscal year on November 1, 2016 through October 31, 2017. The broad market enjoyed the prospects of fewer regulations, lower corporate and individual tax rates, and increased infrastructure spending under the new administration as well as accelerating global GDP growth. The broad market rally leveled off during March and April as the realities of Washington politics began to be felt, and investor optimism tempered after the decision to pull the first iteration of the new healthcare bill in March amid indications that it wouldn't receive enough votes to pass, but it seems as if hope is returning.

To start this fiscal year, November offered a significant quantity of news – bookended by the surprise election of Donald Trump and the better-than-expected OPEC agreement to reduce crude oil production. In between, the Wall Street Journal reported that the US became a net exporter of natural gas for the first time in decades. The US Energy Information Administration (EIA) announced that US oil production, which had been in decline for 18 months, appeared

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

October 31, 2017 | Annual Report 9

to be stabilizing2, and that US natural gas demand grew steadily relative to a year prior, with impressive gains in industrial and commercial demand.3

The energy sector diverged from the broad market rally beginning in mid-December. While the S&P 1500 Energy Index rose during the five weeks following the election, it reversed course from mid-December 2016 through October 2017. West Texas Intermediate ("WTI") crude oil began the fiscal year at $46.86/bbl and ended the period at $54.38, +16.0% higher than 12 months prior. Following the OPEC production cut agreement at the end of November, WTI peaked at $54.45 and stayed within a range of $49 to $55 through early March. WTI price volatility increased, as disappointing inventory reports led to increasing skepticism around the OPEC cuts. As inventories began to draw down through the summer, crude oil prices stabilized. Henry Hub Natural Gas started at $3.03/MMBtu, and closed at $2.90/MMbtu on October 31, 2017, posting a decrease of -4.3% over the 12-month period. Henry Hub peaked at $3.93/MMbtu in late December, but two months of record warmth in February and March in the northeastern US put downward pressure on prices and demand.

US oil and gas drilling activity rebounded in response to improving sentiment that both commodities would see firmer prices. The US natural gas rig count jumped from 114 as of October 31, 2016 to 172 at the end of October 2017, a gain of 50.9%. The US crude oil rig count also rose from 441 at the end of October 2016 to 737 at the end of October 2017, a 67.1% gain in the active rig count.4

Portfolio Performance

For the fiscal year from November 1, 2016 to October 31, 2017, the Fund's Class I shares net asset value increased +1.5% and Adviser Share Class net asset value increased +1.4%. Returns were modestly behind the S&P 1500 Energy Index, which rose +1.6%. The stocks of energy companies operating in North America, in which this portfolio is predominantly invested, have significantly lagged the lower-beta non-North American focused energy companies that comprise roughly half of the S&P 1500 Energy index – stocks that are not in the Fund's investment universe. The Fund's relative performance versus the S&P 1500 Energy Index was helped by tactical sector allocation in downstream utilities as well as enablers and beneficiaries, which outperformed the traditional energy sector.

The Fund also lagged its blended benchmark5, which rose 7.2%. In a period when traditional energy stocks significantly trailed the broad market, the strong performance of the blended benchmark was driven by the S&P 500 Utilities and the S&P 500, which together comprise half of the custom index weight. The Fund's relative returns versus the custom blended benchmark were driven primarily by overweights to the underperforming upstream producers and midstream transportation buckets. Also detracting was the significant representation of the poorly performing oilfield service sector in the Enablers and Beneficiaries category relative to this group's less than 2% representation in the S&P 500. Oilfield services and equipment providers were overrepresented in this bucket of the Fund. And relative to the S&P 500, the

2 Source: EIA, US Field Production of Crude Oil

3 Source: EIA, Natural Gas Weekly Update

4 Source: Bloomberg

5 Blended Benchmark – see Important Disclosures and Risks – pages 14 & 15

10 Annual Report | October 31, 2017

component of the custom benchmark that serves as a proxy to the performance of the enablers and beneficiaries bucket, these equities lagged due to significant headwinds related to weak energy commodity prices.

Having failed to put the squeeze on shale oil with its policy of aggressive production increases and bearish rhetoric in 2014 – 2015, OPEC spent much of 2016 trying to find common ground among its members in order to restore the cartel to its prior function of supporting prices during times of oversupply by cutting production. This process ultimately led to the supply cut agreement that was reached in November 2016, beginning on January 1, 2017.

Much of the Fund's positive absolute performance was booked in November and December 2016, benefiting from the broad market rally after the US election and positive sentiment after the OPEC agreement was announced. We positioned the portfolio in anticipation of a modest OPEC production cut, which we believed made strategic sense for OPEC members. The Fund's returns were led by upstream oil producers operating in the Permian Basin and midstream pipeline and processing companies poised to benefit from increasing volumes. Several midstream natural gas liquids processors rose on anticipated better margins in their businesses that extract ethane and propane from the raw natural gas stream.

However, oil and natural gas-focused upstream producers reversed course and were among the top detractors in early 2017. These upstream stocks lagged due to record warmth in the northeastern US that negatively impacted demand as well as weak oil futures contract pricing as the oil curve neared backwardation, and as production costs began to rise. During the fiscal year, two upstream stocks, Range Resources (RRC), which reported higher-than-expected capex guidance, and PDC Energy (PDCE), which experienced service cost inflation when increasing estimated well costs, were among the top detractors from performance.

Beneficiary petrochemical companies, Westlake Chemical (WLK) and DowDuPont (DWDP), contributed to returns. In early 2017, ethane cracking economics improved significantly due to flat oil prices and a collapse in natural gas prices. Petrochemical manufacturing in the US is experiencing a renaissance due to cheap and ample shale gas, which serves as a feedstock for the precursor to virtually all plastics. In 2017 and 2018, domestic petrochemical manufacturing capacity is expected to grow 25%, as multi-year construction projects finally enter service. These facilities seem likely to create significant demand for natural gas and natural gas liquids, which are price-advantaged in the US, and 90% of the cost of manufacturing petrochemicals is tied to these inputs. Westlake Chemical has benefited from solid ethylene/polyethylene and chlor-alkali fundamentals. DowDuPont, the result of a merger between Dow Chemical and DuPont, is expected to yield $3 billion in synergies.

From a portfolio positioning perspective, prior to the OPEC agreement in late 2016, we increased allocation to upstream producers category to its highest level since inception. We subsequently took profits and reduced the overweight going into 2017. Currently we maintain our quality bias among upstream producers, enablers, and midstream transportation companies, favoring companies that we believe have low breakeven costs and strong balance sheets. The portfolio remains weighted toward companies benefitting from production volumes and industry activity. The midstream pipelines are the largest overweight relative to an equally-weighted allocation across the four investment buckets. The sector has stubbornly

October 31, 2017 | Annual Report 11

low valuations that stand in stark contrast to steadily improving energy transportation fundamentals. We also widened our underweight to downstream utilities. These more defensive natural gas and electric utilities generally have a lower level of overall correlation to energy prices and a higher sensitivity to rising interest rates, and they generally benefit from lower commodity prices that incentivize greater consumption.

From a thematic perspective, we also increased our weight in companies with exposure to liquefied natural gas (LNG) exports. On the demand side, the latest data from the US Energy Information Administration (EIA) indicates that the US has finally entered a new era as a net exporter of natural gas. Natural gas exports, via pipeline to Mexico and Cheniere Energy's world scale LNG export terminal, are quickly dwarfing legacy gas pipeline imports from Canada and are only beginning to ramp up. By 2020, the EIA projects US natural gas exports will increase from the current 6 billion cubic feet per day (bcf/d) run rate to over 13.5 bcf/d, a 125% increase. The EIA also recently reiterated its expectation that global gas demand will grow by 45% between now and 2040. Growth will be led by China and India, where demand is set to triple.6 China, in particular, is making massive investments in natural gas in response to dire pollution that threatens a massive public health crisis. Among other developments, in 2017 Chinese sales of LNG powered trucks surged 540% to 39,000, and now account for 4% of heavy duty trucks on the road.7

To address this increasing demand, six LNG export facilities are currently under construction and another 18 potential projects are in various stages of permitting and financing. At present, about 90% of the capacity of the first six facilities is sold out under 20-year take-or-pay agreements. The Fund is invested in five of the six initial LNG export facilities via Kinder Morgan (KMI), Dominion Resources (D), Sempra Energy (SRE), and Cheniere (LNG); the sixth facility is financed by private equity.

Looking Ahead

The crude oil price outlook remains primarily dependent upon OPEC's adherence to the production cut agreement and the absence of a global recession. On both counts, things are trending fairly well going into 2018. OPEC members will meet on November 30th to discuss the status of their agreement, including the potential to extend production cuts for a longer duration. Such an extension seems probable, though not guaranteed, and the timing of such an announcement is yet to be determined.

OPEC has, thus far, exhibited a historically high degree of compliance, and the group extended its agreement earlier in 2017 to eliminate excess inventory. Unlike past agreements, current technology, including satellite tracking data, make it harder for OPEC members to cheat. Production restraint in Kuwait, UAE, Saudi Arabia, and Russia has more than offset strong growth in Nigeria and Libya, countries that are not party to the agreement.

Looking at demand, the International Energy Agency recently confirmed that global oil demand is growing at its fastest pace in several years. This includes a record end to the US summer driving season, with gasoline demand hitting highs in August and seasonal highs through the

6 Source: EIA, International Energy Outlook 2017

7 Source: Reuters, Gas trucks boom in China as government curbs diesel in war on smog, October 7, 2017

12 Annual Report | October 31, 2017

fall. This is critical, given that higher demand is taking place against the backdrop of higher year-on-year prices. Further, a weaker US dollar is aiding international demand, as oil is priced in dollars. Ultimately, we believe the growth of US oil production is manageable in a growing demand environment.

We continue to believe that the rejuvenation of US shale volumes is tomorrow's problem from an oil market rebalancing perspective. Absent higher prices, we expect shale volume growth to continue to remain measured in 2018. Shale is falling into its natural role as swing provider to the world. Further, we expect to have a more balanced market after the expiration of the OPEC agreement.

However, with the fate of oil so intrinsically tied to an unpredictable political agreement among highly opaque Middle Eastern governments, we strongly prefer this portfolio's thematic orientation toward secular demand growth for natural gas, energy consumers, volume-oriented pipelines, and enablers, as opposed to oil producers.

Over the long term, it remains our view that US shale will continue to play a major role in the world's future energy equation. The Fund's investments are exposed to the North American shale energy revolution through companies that may benefit from exposure to a supply source that will remain critical in providing for global energy needs for years to come.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

October 31, 2017 | Annual Report 13

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund's focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General risks of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital.

S&P Composite 1500 Energy Total Return Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as member of the GICS energy sector. The S&P Compsite 1500 combines three leading indices, the S&P 500,

14 Annual Report | October 31, 2017

the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

Blended Benchmark is a static custom benchmark comprised of four equal parts, representing the four categories of the North American Value Chain: Upstream, Midstream, Downstream, and Enablers. The Blended Benchmark was created and chosen for comparison as it is a representation of the manner in which the fund is managed, utilizing companies from each of the four categories. Note that the fund assets are not typically equal weighted amongst the four categories. The Blended Benchmark is made up of 25% ISE-Revere Natural Gas Index (Upstream), and 25% Alerian MLP Index (Midstream), 25% S&P 500 Utilities Index (Downstream), and 25% S&P 500 Index (Enablers).

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

One cannot invest directly in an index.

October 31, 2017 | Annual Report 15

Performance and Statistics

Miller/Howard Drill Bit to Burner Tip® Fund

October 31, 2017 (unaudited)

Total Returns

October 31, 2017 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	1.53%	n/a	17.47%	12/31/15
Adviser Class	1.39%	n/a	16.90%	12/31/15
S&P Composite 1500 Energy Total Return Index	1.61%	n/a	16.43%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call 845-679-9166. In the current prospectus dated February 28, 2017, as revised October 10, 2017, the gross expense ratios for Class I and the Adviser Share Class are 11.18% and 13.14% respectively and the net expense ratios are 1.31% and 1.56% respectively. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 1.30% and 1.55% of the average daily net assets of the Class I and Adviser Share Class of the Fund, respectively. This agreement is in effect until February 28, 2018.

The S&P Composite 1500 Energy Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

16 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Expense Example
October 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2017 to October 31, 2017.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

October 31, 2017 | Annual Report 17

	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During Period(1) (05/01/17 to 10/31/17)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$1,062.10	$5.15	0.99%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Adviser Share Class Actual	$1,000.00	$1,061.80	$6.44	1.24%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$988.50	$6.52	1.30%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Adviser Share Class Actual	$1,000.00	$987.60	$7.77	1.55%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

18 Annual Report | October 31, 2017

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2017
(unaudited)

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 19

Miller/Howard Income-Equity Fund

Schedule of Investments
October 31, 2017

	Shares	Fair Value
Common Stock – 78.3%
Computer & Office Equipment – 3.4%
HP, Inc.	106,601	$2,297,251
International Business Machines Corp.	8,462	1,303,656
		3,600,907
Computer Peripheral Equipment – 4.0%
Cisco Systems, Inc.	123,173	4,206,358
Computer Storage Devices – 1.6%
Western Digital Corp.	18,805	1,678,722
Eating Places – 1.7%
Cracker Barrel Old Country Store, Inc.(1)	11,518	1,798,305
Leather & Leather Products – 2.5%
Tapestry, Inc.	66,170	2,709,662
Miscellaneous Industrial & Commercial Machinery & Equipment – 2.0%
Eaton Corporation plc (Ireland)	26,327	2,106,687
National Commercial Banks – 8.7%
Bank of Montreal (Canada)	29,265	2,241,992
BB&T Corporation(1)	68,051	3,350,831
PacWest Bancorp	24,564	1,186,933
The Toronto-Dominion Bank (Canada)(1)	43,957	2,498,955
		9,278,711
Natural Gas Distribution – 2.4%
Enbridge Inc.(1)	66,170	2,544,898
Natural Gas Transmission – 3.6%
National Grid plc ADR(1)	30,206	1,844,076
Williams Companies Inc.	69,461	1,979,639
		3,823,715
Office Machine – 2.1%
Pitney Bowes Inc.	160,078	2,199,472
Paper Mills – 2.6%
International Paper Company	49,011	2,806,860
Pharmaceutical Preparations – 14.0%
Abbott Laboratories(1)	48,658	2,638,723
AbbVie, Inc.	25,622	2,312,386
GlaxoSmithKline plc ADR(1)	47,130	1,716,946
Johnson & Johnson	19,745	2,752,650
Merck & Co., Inc.	50,068	2,758,246
Pfizer Inc.	77,806	2,727,878
		14,906,829
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 2.5%
LyondellBasell Industries N.V. (Netherlands)	25,974	2,689,088
Radio & Television Broadcasting and Communications Equipment – 1.8%
Qualcomm Incorporated	36,670	1,870,537
Radiotelephone Communications – 2.5%
Vodafone Group plc ADR(1)	93,202	2,700,994

20 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
October 31, 2017

	Shares	Fair Value
Retail Apparel – 1.8%
Hanesbrands Inc.(1)	86,738	$1,951,605
Savings Institutions, Not Federally Chartered – 2.5%
HSBC Holdings PLC ADR	54,417	2,653,917
Security & Commodity Exchanges – 2.3%
CME Group Inc.	17,512	2,402,121
Semiconductors & Related Devices – 6.5%
Cypress Semiconductor Corp.(1)	189,813	3,010,434
Microchip Technology Incorporated(1)	12,458	1,181,018
Taiwan Semiconductor Manufacturing Company Ltd. ADR	64,172	2,716,401
		6,907,853
Telephone Communications (No Radiotelephone) – 4.9%
BCE Inc. (Canada)	56,768	2,620,411
Verizon Communications Inc.	54,652	2,616,191
		5,236,602
Trucking & Courier Services (No Air) – 1.8%
United Parcel Service, Inc.	16,102	1,892,468
Variety Stores – 2.1%
Target Corp.(1)	37,257	2,199,653
Women's Clothing Stores – 1.0%
L Brands, Inc.(1)	23,741	1,021,813
Total Common Stock (Cost $75,557,953)		83,187,777
Master Limited Partnerships – 8.2%
Natural Gas Transmission – 5.7%
Enterprise Products Partners L.P.(1)	121,527	2,977,412
MPLX L.P.	88,501	3,120,545
		6,097,957
Pipelines – 2.5%
Magellan Midstream Partners, L.P.(1)	38,198	2,624,585
Total Master Limited Partnerships (Cost $7,786,473)		8,722,542
Real Estate Investment Trusts (REITs) – 12.3%
Crown Castle International Corp.	32,086	3,435,769
Digital Realty Trust, Inc.(1)	23,389	2,770,193
Lamar Advertising Company(1)	36,317	2,558,169
Welltower Inc.	15,044	1,007,346
Weyerhaeuser Company	92,850	3,334,244
Total REITs (Cost $11,122,739)		13,105,721

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 21

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
October 31, 2017

	Shares	Fair Value
Short-Term Investments – 1.5%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 0.93%(2)	1,538,838	$1,538,838
Total Short-Term Investments (Cost $1,538,838)		1,538,838
Investments Purchased as Securities Lending Collateral – 30.9%
Mount Vernon Liquid Assets Portfolio, LLC, 1.32%(2)	32,766,894	32,766,894
Total Investments Purchased with Proceeds from Securities Lending (Cost $32,766,894)		32,766,894
Total Investments – 131.2% (cost $128,772,897)		139,321,772
Other Assets and Liabilities – (31.2)%		(33,110,756)
Total Net Assets Applicable to Common Stockholders – 100.0%		$106,211,016

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or portion of this security is on loan

(2)  Rate indicated is the seven-day yield as of October 31, 2017.

22 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2017
(unaudited)

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 23

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments
October 31, 2017

	Shares	Fair Value
Common Stock – 77.8%
Crude Petroleum – 15.0%
Callon Petroleum Company	21,619	$239,755
Diamondback Energy, Inc.	1,303	139,629
Energen Corporation	4,080	210,936
PDC Energy Inc.	4,813	245,126
Pioneer Natural Resources Company	1,379	206,395
		1,041,841
Electric Services – 5.2%
Dominion Energy, Inc.	1,465	118,870
OGE Energy Corp.	6,649	244,949
		363,819
Gas & Other Services Combined – 2.0%
Sempra Energy	1,207	141,823
Industrial Machinery & Equipment – 2.5%
MRC Global Inc.	10,084	172,941
Industrial Organic Chemicals – 2.0%
Westlake Chemical Corporation	1,669	141,715
Natural Gas – 5.9%
Anadarko Petroleum Corporation	2,959	146,086
Cabot Oil & Gas Corporation	5,114	141,658
Rice Energy Inc.	4,381	124,201
		411,945
Natural Gas Distribution – 8.1%
Cheniere Energy, Inc.	5,214	243,702
National Fuel Gas Company	2,040	118,422
New Jersey Resources Corp.	4,424	196,647
		558,771
Natural Gas Transmission – 10.7%
Chesapeake Utilities Corporation	1,724	138,868
Kinder Morgan, Inc.	22,688	410,880
Williams Companies Inc.	6,808	194,028
		743,776
Oil & Gas Field Machinery & Equipment – 2.9%
Forum Energy Technologies, Inc.	13,963	201,067
Oil & Gas Field Services – 4.8%
Halliburton Company	5,871	250,927
Targa Resources Corp.	1,906	79,099
		330,026
Petroleum Refining – 2.5%
Marathon Petroleum Corporation	2,844	169,901
Pipelines – 6.2%
Pembina Pipeline Corp (Canada)	6,877	227,422
TransCanada Corp	4,252	201,885
		429,307

24 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)
October 31, 2017

	Shares	Fair Value
Plastic Material, Synth Resin/Rubber, Cellulose (No Glass) – 2.8%
Sealed Air Corporation	4,367	$193,152
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 3.6%
DowDuPont, Inc.	3,476	251,350
Refuse Systems – 2.5%
Waste Management, Inc.	2,125	174,611
Water Supply – 1.1%
Aqua America, Inc.	2,048	72,663
Total Common Stock (Cost $5,246,853)		5,398,708
Exchange Traded Funds – 6.7%
Oil & Gas Exploration & Production – 4.2%
SPDR S&P Oil & Gas Exploration & Production ETF	8,400	287,952
Oil & Gas Field Machinery & Equipment – 2.5%
SPDR S&P Oil & Gas Equipment & Services ETF	11,300	174,585
Total Exchange Traded Funds (Cost $445,997)		462,537
Master Limited Partnerships – 15.4%
Liquefied Petroleum Gas Dealers – 4.0%
Suburban Propane Partners, L.P.	10,659	281,504
Natural Gas Transmission – 11.4%
Energy Transfer Equity LP	20,687	367,194
EQT Midstream Partners LP	2,467	180,239
Western Gas Equity Partners LP	6,148	243,153
		790,586
Total Master Limited Partnerships (Cost $1,039,225)		1,072,090
Short-Term Investments – 0.6%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 0.93%(1)	39,706	39,706
Total Short-Term Investments (Cost $39,706)		39,706
Total Investments – 100.5% (cost $6,771,781)		6,973,041
Other Assets and Liabilities – (0.5)%		(31,736)
Total Net Assets Applicable to Common Stockholders – 100.0%		$6,941,305

Note: Percentages indicated are based on the net assets of the Fund.

(1)  Rate indicated is the current yield as of October 31, 2017.

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 25

Miller/Howard Funds Trust

Statements of Assets and Liabilities
October 31, 2017

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Assets:
Investments in securities, at value(1)	$139,321,772	$6,973,041
Cash	–	1,530
Receivable from Adviser, net	–	9,381
Receivable for Fund shares sold	146,287	–
Dividends and interest receivable	184,087	5,460
Other assets	3,645	9,431
Total Assets	139,655,791	6,998,843
Liabilities:
Payable for collateral on securities loaned	32,766,894	–
Payable for Fund shares redeemed	35,898	9,512
Payable for investments purchased	488,309	–
Payable to Adviser, net	31,368	–
Accrued administration expense	20,895	14,249
Accrued Trustee fees	11,105	1,439
Other liabilities	90,306	32,338
Total Liabilities	33,444,775	57,538
Net Assets	$106,211,016	$6,941,305
Net Assets consist of:
Paid-in capital	$94,388,149	$6,702,320
Accumulated undistributed (overdistributed) net investment income	(384,022)	42,602
Accumulated net realized gain (loss) on investments	1,657,628	(4,861)
Net unrealized appreciation (depreciation) on investments	10,549,261	201,244
Net Assets	$106,211,016	$6,941,305
Class I
Net assets applicable to outstanding shares	$105,934,864	$5,985,568
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,257,944	537,178
Net asset value per share outstanding	$11.44	$11.14
Adviser Share Class
Net assets applicable to outstanding shares	$276,152	$955,737
Shares of beneficial interest outstanding, no par value, unlimited authorization	24,148	86,061
Net asset value per share outstanding	$11.44	$11.11
(1) Investment in securities, at cost	$128,772,897	$6,771,781

26 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Operations
For the Year Ended October 31, 2017

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Investment Income:
Dividend income (net of $59,492 and $3,553 foreign withholding tax, respectively)	$2,886,570	$140,977
Interest income	17,657	1,162
Securities lending income	13,676	–
Total Investment Income	2,917,903	142,139
Expenses:
Advisory fees	658,794	62,650
Professional fees	183,547	36,669
Administration fees	120,275	85,128
Transfer agent fees and expenses	69,892	37,671
Trustees' fees and expenses	47,876	2,345
Shareholder reporting expenses	33,105	4,584
Custodian fees and expenses	23,511	6,752
Registration expenses	21,878	1,649
Distribution fees – Adviser Share Class	942	1,517
Miscellaneous	70,733	43,020
Total Expenses	1,230,553	281,985
Management fee waivers and/or expense reimbursements by Adviser	(358,334)	(199,024)
Net expenses	872,219	82,961
Net Investment Income	2,045,684	59,178
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,970,461	(27,449)
Net change in unrealized appreciation (depreciation) on investments	7,832,812	29,416
Net realized and unrealized gain (loss) on investments	9,803,273	1,967
Net Increase (Decrease) in Net Assets resulting from Operations	$11,848,957	$61,145

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 27

Miller/Howard Funds Trust

Statements of Changes in Net Assets

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund
	For the Year Ended October 31, 2017	For the Period from December 31, 2015(1) through October 31, 2016	For the Year Ended October 31, 2017	For the Period from December 31, 2015(1) through October 31, 2016
From Operations:
Net investment income	$2,045,684	$651,821	$59,178	$10,965
Net realized gain (loss)	1,970,461	997,353	(27,449)	300,129
Net change in unrealized appreciation (depreciation)	7,832,812	2,716,449	29,416	171,828
Net increase (decrease) in net assets resulting from operations	11,848,957	4,365,623	61,145	482,922
Dividends and Distributions to Shareholders from:
Net investment income
Class I	(2,710,955)	(836,952)	(12,734)	–
Adviser Share Class	(10,975)	(1,236)	–	–
Realized gains
Class I	(826,765)	–	(282,009)	–
Adviser Share Class	(4,988)	–	(10,441)	–
Total dividends and distributions to shareholders	(3,553,683)	(838,188)	(305,184)	–
Capital share transactions (Note 7)
Proceeds from sale of shares	37,370,174	73,667,469	1,867,584	4,870,851
Dividends and distributions reinvested	3,553,683	838,188	305,184	–
Cost of shares redeemed	(9,123,625)	(11,967,582)	(288,319)	(102,878)
Net increase (decrease) in net assets resulting from capital share transactions	31,800,232	62,538,075	1,884,449	4,767,973
Net increase (decrease) in net assets	40,095,506	66,065,510	1,640,410	5,250,895
Net Assets:
Beginning of period	66,115,510	50,000	5,300,895	50,000
End of period	$106,211,016	$66,115,510	$6,941,305	$5,300,895
Accumulated undistributed (overdistributed) net investment income, end of period	$(384,022)	$–	$42,602	$10,966

(1) Commencement of operations.

28 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Class I			Adviser Share Class
	For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016		For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period	$10.35	$10.00		$10.33	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.26	0.14		0.24	0.11
Net realized and unrealized gains (losses)	1.29	0.35		1.29	0.35
Total from investment operations	1.55	0.49		1.53	0.46
Dividends and distributions
Net investment income	(0.34)	(0.14)		(0.30)	(0.13)
Net realized gain	(0.12)	–		(0.12)	–
Total dividends and distributions	(0.46)	(0.14)		(0.42)	(0.13)
Net asset value, end of period	$11.44	$10.35		$11.44	$10.33
Total investment return(4)	15.22%	4.87	%(6)	15.12%	4.53	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$105,935	$65,892		$276	$224
Ratio of expenses to average net assets, before waiver	1.40%	2.08	%(5)	1.66%	28.42	%(5)
Ratio of expenses to average net assets, after waiver	0.99%	1.00	%(5)	1.24%	1.25	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	2.07%	0.59	%(5)	1.92%	(25.88	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.48%	1.67	%(5)	2.34%	1.29	%(5)
Portfolio turnover rate(7)	30%	38	%(6)	30%	38	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 29

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Class I			Adviser Share Class
	For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016		For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period	$11.57	$10.00		$11.53	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.11	0.04		0.13	0.02
Net realized and unrealized gains (losses)	0.10	1.53		0.06	1.51
Total from investment operations	0.21	1.57		0.19	1.53
Dividends and distributions
Net investment income	(0.03)	–		–	–
Net realized gain	(0.61)	–		(0.61)	–
Total dividends and distributions	(0.64)	–		(0.61)	–
Net asset value, end of period	$11.14	$11.57		$11.11	$11.53
Total investment return(4)	1.53%	15.70	%(6)	1.39%	15.30	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$5,986	$5,187		$956	$114
Ratio of expenses to average net assets, before waiver	4.49%	11.17	%(5)	4.57%	13.13	%(5)
Ratio of expenses to average net assets, after waiver	1.30%	1.30	%(5)	1.55%	1.55	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(2.27)%	(9.45	)%(5)	(1.82)%	(11.36	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	0.92%	0.42	%(5)	1.20%	0.22	%(5)
Portfolio turnover rate(7)	92%	56	%(6)	92%	56	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

30 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Notes to Financial Statements
October 31, 2017

1. Organization

Miller/Howard Funds Trust ("Trust") was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Trust consists of two series, the Miller/Howard Income-Equity Fund ("Income-Equity Fund") and the Miller/Howard Drill Bit to Burner Tip® Fund ("Drill Bit to Burner Tip® Fund"). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a "Fund," or together as the "Funds." The Funds are managed by MHI Funds, LLC ("MHI LLC" or the "Adviser"). The Funds commenced operations on December 31, 2015.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The Trust offers two classes of shares of each Fund: Class I and Adviser Share Class. Neither class has a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees ("Board").

October 31, 2017 | Annual Report 31

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are

32 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2017, the Funds' assets carried at fair value were classified as follows:

Income-Equity Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$83,187,777	$83,187,777	$–	$–
Master Limited Partnerships	8,722,542	8,722,542	–	–
Real Estate Investment Trusts	13,105,721	13,105,721	–	–
Short-Term Investment(b)	1,538,838	1,538,838	–	–
Investments Purchased as Securities Lending Collateral(c)	32,766,894	–	–	–
Total Investments in Securities	$139,321,772	$106,554,878	$–	$–
Drill Bit to Burner Tip® Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$5,398,708	$5,398,708	$–	$–
Exchange Traded Funds	462,537	462,537	–	–
Master Limited Partnerships	1,072,090	1,072,090	–	–
Short-Term Investment(b)	39,706	39,706	–	–
Total Investments in Securities	$6,973,041	$6,973,041	$–	$–

(a)  All industry classifications are identified in the Schedule of Investments.

(b)  Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2017.

(c)  Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

October 31, 2017 | Annual Report 33

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

The Funds did not hold any Level 2 or Level 3 securities during the year ended October 31, 2017.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

The Funds may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund intends to make regular cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. Both Funds intend to make annual distributions of their "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually, at least 90% of their investment company taxable income. Various factors will affect the level of each Fund's investment company taxable income,

34 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

such as its asset mix. As a result, the distributions paid by the Income-Equity Fund for any particular period may be more or less than the amount of income actually earned by the Income-Equity Fund during that period. The tax composition of the Funds' distributions for each calendar year will be determined subsequent to October 31.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

Each Fund has elected to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund's average daily net assets.

Income-Equity Fund	0.75%
Drill Bit to Burner Tip® Fund	1.00%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the "Expense Limitation Agreement"). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. Pursuant to an amended and restated Expense Limitation

October 31, 2017 | Annual Report 35

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

Agreement effective September 12, 2017, the Adviser contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Income-Equity Fund to 0.95% for Class I and 1.20% for the Adviser Share Class, and in the case of the Drill Bit to Burner Tip® Fund to 1.30% for Class I and 1.55% for the Adviser Share Class. Prior to September 12, 2017 the Income-Equity Fund limited annual fund operating expenses to 1.00% for Class I and 1.25% for the Adviser Share Class. The amended and restated Expense Limitation Agreement will continue in effect until September 12, 2018, and may be terminated or modified prior to September 12, 2018 only with the approval of the Board.

The Adviser shall be entitled to reimbursement by each Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund's expense limitation. The Adviser's waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
Period from December 31, 2015 to October 31, 2016	$429,194	$–	$429,194	October 31, 2019
For the year ended October 31, 2017	$358,334	$–	$358,334	October 31, 2020
Drill Bit to Burner Tip® Fund
Period from December 31, 2015 to October 31, 2016	$262,908	$–	$262,908	October 31, 2019
For the year ended October 31, 2017	$199,024	$–	$199,024	October 31, 2020

(a) Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust's distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the year ended October 31, 2017 the Income-Equity Fund incurred $942 and the Drill Bit to Burner Tip® Fund incurred $1,517 in distribution fees.

U.S. Bancorp Fund Services, LLC serves as the Funds' administrator and fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Funds' custodian.

36 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

Two of the Trust's Trustees are employees of the Adviser.

4. Income Taxes

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2017, was as follows:

Income-Equity Fund
Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$3,462,701	$90,982	$3,553,683

* Amount includes net investment income and short term capital gains of $1,589,312.

Drill Bit to Burner Tip® Fund
Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$305,165	$19	$305,184

* Amount includes net investment income and short term capital gains of $289,971.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital. Accordingly, on October 31, 2017, for the Income-Equity Fund, undistributed net investment income was increased by $292,224, accumulated net realized gain (loss) was decreased by $292,066 and paid in capital was decreased by $158. In the Drill Bit to Burner Tip® Fund, net investment income was decreased by $14,808, accumulated net realized gain (loss) was increased by $14,910 and paid in capital was decreased by $102. These reclassifications have no effect on the net assets of the Funds.

October 31, 2017 | Annual Report 37

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

The following information is provided on a tax basis as of October 31, 2017:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$128,764,826	$6,722,319
Gross unrealized appreciation	12,928,908	478,743
Gross unrealized depreciation	(2,371,962)	(278,021)
Net unrealized appreciation (depreciation)	$10,556,946	$200,722
Undistributed ordinary income	297,590	42,602
Undistributed long term gains	967,945	–
Distributable earnings	1,265,535	42,602
Other accumulated gain/(loss)	386	(4,339)
Total accumulated gain/(loss)	$11,822,867	$238,985

In the Drill Bit to Burner Tip® Fund unused capital losses are available to offset future realized gains, without expiration. The Drill Bit to Burner Tip® Fund has $4,323 of unused net capital losses at October 31, 2017, which are treated as arising on the first day of the next tax year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is each Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the year ended October 31, 2017, were as follows:

	Purchases	Sales
Income-Equity Fund	$57,338,932	$25,972,412
Drill Bit to Burner Tip® Fund	7,386,583	5,604,709

6. Securities Lending

The Income-Equity Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. ("the Custodian"). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Income-Equity Fund receives compensation in the form of fees from securities lending

38 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Income-Equity Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Income-Equity Fund. The Income-Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issue or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Income-Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Income-Equity Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2017 the value of securities on loan and payable for collateral due to broker were $31,921,081 and $32,766,894, respectively, the Income-Equity Fund:

The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio as shown on the Schedule of Investments. The portfolio is a private fund that invests in high quality, short term investments, similar to a money market fund. However, the portfolio is not registered with the Securities and Exchange Commission ("SEC") and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The portfolio is only offered to participants in the Custodian's security lending program.

Interest income earned on collateral investments (net of applicable fees) by the Fund during the year ended October 31, 2017, aggregated $13,676.

October 31, 2017 | Annual Report 39

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

7. Capital Share Transactions

Income-Equity Fund
	For the Year Ended October 31, 2017		For the Period from December 31, 2015(a) through October 31, 2016
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	3,343,919	$36,694,377	7,424,510	$73,446,980
Shares issued in reinvestment of dividends	322,467	3,537,719	78,835	836,952
Shares Redeemed	(775,254)	(8,453,715)	(1,140,533)	(11,965,776)
Net increase	2,891,132	31,778,381	6,362,812	62,318,106
Beginning of period	6,366,812	62,358,106	4,000	40,000
End of period	9,257,944	$94,136,487	6,366,812	$62,358,106
Adviser Share Class:
Shares Sold	61,587	$675,797	20,713	$220,539
Shares issued in reinvestment of dividends	1,467	15,964	115	1,236
Shares redeemed	(60,562)	(669,910)	(172)	(1,806)
Net increase	2,492	21,851	20,656	219,969
Beginning of period	21,656	229,969	1,000	10,000
End of period	24,148	$251,820	21,656	$229,969

40 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2017

Drill Bit to Burner Tip® Fund
	For the Year Ended October 31, 2017		For the Period from December 31, 2015(a) through October 31, 2016
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	72,039	$822,611	444,574	$4,666,664
Shares issued in reinvestment of dividends	25,213	294,743	–	–
Shares Redeemed	(8,555)	(96,817)	(93)	(1,034)
Net increase	88,697	1,020,537	444,481	4,665,630
Beginning of period	448,481	4,705,630	4,000	40,000
End of period	537,178	$5,726,167	448,481	$4,705,630
Adviser Share Class:
Shares Sold	92,673	$1,044,973	18,059	$204,187
Shares issued in reinvestment of dividends	895	10,441	–	–
Shares redeemed	(17,374)	(191,502)	(9,192)	(101,844)
Net increase	76,194	863,912	8,867	102,343
Beginning of period	9,867	112,343	1,000	10,000
End of period	86,061	$976,255	9,867	$112,343

(a) Commencement of operations.

October 31, 2017 | Annual Report 41

Miller/Howard Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Miller/Howard Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Miller/Howard Funds Trust, comprising the Miller/Howard Income-Equity Fund and Miller/Howard Drill Bit to Burner Tip® Fund (collectively, the "Funds"), as of October 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations for the year then ended, and the changes in net assets and financial highlights for the two periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 19, 2017

42 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Additional Information
October 31, 2017
(unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the year ended October 31, 2017, the aggregate compensation paid by the Funds to the independent Trustees was $51,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds' actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds' securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the period ended June 30, 2017 are available without charge by visiting the Funds' web site at www.mhifunds.com. You can access this information on the SEC's web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust's Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov. In addition, you may review and obtain a copy of the Trusts' Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The Statement of Additional Information ("SAI") includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov.

October 31, 2017 | Annual Report 43

Miller/Howard Funds Trust

Additional Information (continued)
October 31, 2017
(unaudited)

Tax Information

The Income-Equity Fund designates 80% of its ordinary income distribution for the year ended October 31, 2017 as qualified dividend income and 52% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

The Drill Bit to Burner Tip® Fund designates 15% of its ordinary income distribution for the year ended October 31, 2017 as qualified dividend income and 14% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

44 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Trustees and Officers
October 31, 2017
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustee
James E. Hillman (Born March 1957) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Lead Independent Trustee	Since 2015	CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch (2006-2011)	3	Milller/Howard High Income Equity Fund Value Line Funds (II)
Roger Conrad (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2015	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	3	Milller/Howard High Income Equity Fund
Charles I. Leone (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2015	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	3	Milller/Howard High Income Equity Fund
Interested Trustees and Officer
Lowell G. Miller (Born July 1948) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chairman of the Board	Since 2015	Chief Investment Officer, MHI Funds, LLC; Chief Investment Officer, Miller/Howard Investments Inc.; President and Chairman of the Board, Miller/Howard High Income Equity Fund.	3	Miller/Howard High Income Equity Fund

October 31, 2017 | Annual Report 45

Miller/Howard Funds Trust

Trustees and Officers (continued)
October 31, 2017
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Annemarie Gilly (Born 1951) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	President, Secretary and Trustee	Since 2015	President MHI Funds, LLC; Chief Operating Officer, Executive Vice President and Secretary, Miller/Howard High Income Equity Fund; Managing Director, Miller Howard Investments Inc.; Chief Operating Officer, Miller/Howard Investments Inc. (2011-2016)	3	Miller/Howard High Income Equity Fund
Officers
Paul Brook (Born August 1953) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2015	Chief Financial Officer, MHI Funds, LLC; Chief Financial Officer, Miller/Howard Investments Inc. and Miller/Howard High Income Equity Fund; Prior to September 2015, Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to February 2015, Principal, Compliance Solutions Associates.	0	n/a
Jack Leslie (Born February 1960) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Vice President	Since 2015	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard High Income Equity Fund	0	n/a
Gerald Wheeler (Born 1972) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Compliance Officer, Chief Legal Officer	Since 2015	Chief Compliance Officer, Chief Legal Officer, MHI Funds, LLC; Chief Compliance Officer and General Counsel, Miller/Howard Investments Inc.; Prior to 2015, Co-founder, Chief Operating Officer and Chief Compliance Officer, del Ray Global Investors LLC.	0	n/a

46 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bancorp Fund Services, LLC, collect and maintain certain nonpublic personal information about their shareholders of record with respect to transactions in shares of the Funds' securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds' shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds' shareholders to those employees who need to know that information to provide services to the Funds' shareholders. The Funds also maintain physical electronic and procedural safeguards to protect your nonpublic personal information.

October 31, 2017 | Annual Report 47

Miller/Howard Funds Trust

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At a Board Meeting held on September 11, 2017, the Board of Trustees of each Fund (the "Trustees") approved the current Investment Advisory Agreement between each Fund and the Adviser (the "Agreement").

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on September 11, 2017 reviewed and considered, among other items: (1) a review of the Trustees' fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of each Agreement (2) information regarding the investment performance of each Fund and performance information for each Fund's relevant peer group; (3) information comparing each Fund's Advisory fees and expenses to those of their relevant peer group; (4) the Adviser's complete Form ADV; (5) information concerning the Advisers' financial condition including the Advisers' most recent audited financial statements, business, operations, portfolio management teams, and succession planning strategies; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser's services to be provided to each Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser's performance information for other Adviser products; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with each Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing service to each Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among each Fund and Miller/Howard's other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to each Fund. In determining whether to approve each Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser's presentations and deliberated on the approval of each Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise each Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising each Fund; the Advisory fee for each Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by each Fund is reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing each Fund are reasonable.

48 Annual Report | October 31, 2017

Miller/Howard Funds Trust

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, President, Secretary

Gerald Wheeler,
Chief Compliance Officer, Chief Legal Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

MHI Funds, LLC
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leone and James E. Hillman are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	Period from 12/31/15 (inception) to 10/31/16
Audit Fees	$42,000	$42,000
Audit-Related Fees	$12,000	$—
Tax Fees	$9,000	$—
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	Period from 12/31/15 (inception) to 10/31/16
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Trust did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2017	Period from 12/31/15 (inception) to 10/31/16
Registrant	$—	$—
Registrant’s Investment Adviser	$—	$—

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)         Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	January 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	January 2, 2018

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	January 2, 2018